Setting the Record Straight August 2014 Exhibit 99.1

Important Additional Information

Bob Evans Farms Inc. (the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company's 2014 Annual Meeting of Stockholders. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company's stockholders. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT
(INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY
AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise, is set forth in the Company's proxy statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on July 11, 2014. Stockholders will be able to obtain, free of charge, copies of the definitive proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company's website at
http://investors.bobevans.com/sec.cfm.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been sought or obtained to use the material as proxy soliciting material.

Executive Summary: Consider the Facts

The Bob Evans Board believes that:
o
We have transformed the business while returning over $800 million to shareholders since FY07 (including over $250 million in FY14)
o
We have a clear plan for continued, sustainable value creation as we emerge from this investment and transformation phase
o
Sandell’s “plan” of financial engineering has shifted a number of times since he entered the stock last year
o
Sandell’s agenda is not in the best interests of the Company or its stockholders; it is a misleading attempt to generate short-sighted profit with no guarantees
o
Bob Evans’ current leadership is the right team to lead the Company and maximize stockholder value
Vote for Bob Evans’ Nominees on the WHITE Card
Our proposed Board structure would result in an open-minded Board with diverse, relevant perspectives and a range of tenure and would include two Sandell nominees

Sandell Remains Focused on a Flawed Agenda
for Short-Sighted Financial Engineering

After pushing specific financial engineering for nearly a year, Sandell suddenly seeks to distance himself from his own economic agenda by scrubbing from his latest presentation any mention of the flawed plans he has aggressively insisted the Company immediately implement
Sandell now claims that the upcoming Annual Meeting “is NOT about any specific transaction”.
Notwithstanding this recent claim, stockholders should consider that:
o As recently as June 2014, in response to Bob Evans’ offers to settle the proxy contest, Sandell showed his true colors by demanding that the Company implement 1) a sale or spin-off of BEF by the end of CY14, 2) a sale-leaseback of nearly half of the Company’s real estate within 90 days and 3) a $350 million share repurchase within 90 days
o In an interview in July 2014, Sandell asserted that his nominees, if elected “will take immediate steps to implement a comprehensive plan that contemplates operational, financial and strategic changes”
¹
While the Bob Evans Board welcomes ideas from stockholders, customers and employees, Sandell’s hastily prepared operational suggestions are of limited utility since they either lack substance or already are being implemented by the Company
THOUGH SANDELL TRIES TO DOWNPLAY HIS SHORT-SIGHTED AGENDA OF
FINANCIAL ENGINEERING, THE BOARD URGES STOCKHOLDERS NOT TO BE MISLED
(1) The Activist Report, July 2014.

SEPARATE BEF								
SALE-LEASEBACK OF OWNED RESTAURANTS								
ONE-TIME SELF-TENDER								
SANDELL'S ASSERTED PROFORMA SHARE PRICE								

Bob Evans FARMS®

Sandell’s Shifting Demands for Financial
Engineering
AUGUST 5, 2013 SEPTEMBER 24, 2013 NOVEMBER 11, 2013 DECEMBER 9, 2013 APRIL 24, 2014 JUNE 10, 2014 JULY 2, 2014 JULY 28, 2014
Quickly reverted
back to financial
engineering;
subsequently
cloaked by more
vague generalities
Spin-off at 10x+
EBITDA or sell for
low-teens multiple
of EBITDA
Spin-off, or sell
for 11x FY14
EBITDA or
$558mm
Sell, or sell 19.9%
via IPO followed
by spin-off or
split-off, or split-
off at 11x FY15
EBITDA and
exchange for Bob
Evans shares at
$63/share
Sell 19.9% via
IPO followed by
spin-off or split-off
of remaining
80.1%, or split-off
at 10.5x FY15
EBITDA and
exchange for Bob
Evans shares at
$60/share and
retire 10mm
shares
Analyze /
implement
optimal structure
and evaluate
overtures
Sale or spin-off of
BEF by end of
CY14
Explore /
implement
Strategic review
100% for
~$720mm
100% for
~$720mm
~56% for
~$400mm
~56% for
~$400mm
50% for
~$450mm
43% for
undisclosed
amount within 90
days
Explore /
implement
“Top down”
analysis
Use after-tax
proceeds of
~$1.0bn from sale
of BEF and sale-
leaseback to
repurchase
~19mm shares at
$55/share
Use ~$800mm of
after-tax proceeds
from sale of BEF
and sale-
leaseback to
repurchase
~14mm shares at
$58/share
Use proceeds of
$400mm from
sale-leaseback
and $175mm of
incremental debt
to implement
$575mm self-
tender at
$63/share
Use proceeds of
~$400mm from
sale-leaseback
and $175mm of
incremental debt
to repurchase
~9.6mm shares at
$60/share
Use proceeds of
~$450mm from
sale-leaseback to
repurchase
~9.1mm shares at
$50/share
Use proceeds
from sale-
leaseback to
repurchase
$350mm of stock
within 90 days
Explore /
implement
??
>$72 $73-$84 $80-$90,
depending on
assumptions
$81 ~$76 - ~$91 NA NA NA

Sandell’s Misleading Claims/
Overstated Criticisms
¹
The Facts
Sandell claims that Bob Evans’
stockholders have “suffered
years of woeful under-
performance”
Sandell’s own analysis illustrates that the Company outperformed the S&P 500 by over 10% over the last 10 years and performed generally in-line with his “Family and Casual Dining” peers (Bob
Evans meaningfully outperformed RRGB & CAKE, performed in-line with BJRI & EAT and underperformed DRI & CBRL) over the same time period
In fact, Sandell’s own relative performance graphs for each of the 1-year, 3-year, 5-year and 10-year periods illustrate that Bob Evans performed generally in-line with Sandell’s peer set until late 2013
Sandell claims that the Company
“cherry-picked” dates to measure
shareholder return
Measuring performance since Steve Davis began as CEO in May 2006 is the most relevant time period to evaluate the Board and management
From May 1, 2006 to July 31, 2014, the Company has meaningfully outperformed Sandell’s own
“Family and Casual Dining” peer group by ~25%
Sandell NOW claims that DIN,
DENN and RT are not comparable
to Bob Evans
As recently as December 9, 2013, Sandell expressly included DIN and DENN in Sandell's "peer group"
Each of DIN, DENN and RT are widely considered to be notable family/casual competitors to Bob
Evans
If DIN, DENN and RT were justly included in Sandell’s “peer group”, Bob Evans’ outperformance from May 1, 2006 to July 31, 2014 would be even more pronounced (~40%)

(1) Sandell presentation, filed with the SEC August 4, 2014.
Sandell Continues to Make Misleading
Statements and Overstated Claims
A few of his misleading statements and overstated claims are highlighted below

Sandell’s Misleading Claims/
Overstated Criticisms
The Facts
Sandell claims that Bob Evans’
“exposure to the weather was not
unique”
Bob Evans has the most Midwest exposure of any sizable family or casual dining chain
Analysts appreciate this fact: “CBRL only has ~21% of units in Midwest, vs. ~61% for BOBE, who revealed stores outside the Midwest had positive comps (e.g. Florida).” – Oppenheimer, January
22, 2014
Sandell claims that “All eight of
Sandell’s nominees are
completely independent of
Sandell Asset Management”
Each of Sandell's nominees is contractually prohibited from publicly expressing any opinion on
Bob Evans, including on Sandell’s economic proposals, without Sandell's prior permission
None of Sandell’s nominees agreed to the Board’s good-faith effort to meet to evaluate their candidacy in accordance with corporate governance best practices
Sandell mocks Bob Evans’
Broasted Chicken initiative, while
claiming that Sandell sees many
“low hanging fruit” opportunities
Bob Evans is committed to innovation and systematic testing and evaluation of numerous initiatives to drive same-store sales
As a specific example, Broasted Chicken is an exclusive (10 year term), trademarked cooking platform that will meaningfully differentiate the Company from its family dining peers, and has delivered significant sales increases in our test markets
Sandell claims that Mimi’s Café is
an example of “failed Board
stewardship of the highest order”
Sandell repeatedly refers to Mimi’s Cafe, a business that was acquired in 2004 and was sold months before Sandell began to buy Bob Evans’ stock
Steve Davis was appointed CEO and seven of the Company’s 10 nominees joined the Board after
Mimi’s was acquired
Following the Board's decision to divest Mimi’s, the Company's stock gained ~20% in value between announcement to explore strategic alternatives for Mimi’s (11/19/12) and the announcement of the sale agreement (1/28/13)

(1) Sandell presentation, filed with the SEC August 4, 2014.
Sandell Continues to Make Misleading
Statements and Overstated Claims (cont’d)
1

Sandell’s Misleading Claims/
Overstated Criticisms
The Facts
Sandell claims that average
director tenure is in excess of 14
years
Sandell presents old, stale and inaccurate portraits of your Board's composition; he overstates current director tenure by a factor of ~80%, criticizes retired directors and pretends the three newest independent directors do not exist
Sandell’s calculations of director tenure include Gordon Gee, who has not been a director for months, and Larry Corbin and Robert Lucas, who are not standing for reelection, but curiously ignores Kathy Lane, Larry McWilliams and Kevin Sheehan, who each joined the Board in April 2014 and are standing for reelection
Bob Evans’ nominees would have an average tenure of less than eight years, which is below the average tenure of 8.6 years for S&P boards
Sandell claims that Bob Evans’
Board is not committed to
“transparency and fresh,
independent thinking”
Bob Evans makes a practice of being available to investors, engaging in regular and frequent communication and participating at most of the major consumer and restaurant conferences
As a result of our comprehensive investor outreach and road shows, we have been able to increase research coverage from one to six analysts over the past eight years
The Board remains committed to maintaining a dynamic, independent and highly qualified Board
Bob Evans has attempted to engage in constructive dialogue with Sandell on numerous occasions
Bob Evans is and has been willing to settle the proxy contest with the addition of an appropriate number of open-minded, independent directors
Sandell has rebuffed several attempts by the Board to settle the proxy contest

(1) Sandell presentation, filed with the SEC August 4, 2014.
Sandell Continues to Make Misleading
Statements and Overstated Claims (cont’d)
1

200%
150%
100%
50%
0%
(50%)
(100%)
May-06
Dec-07
Aug-09
Apr-11
Nov-12
Jul-14

Sandell Manipulates the Data
to Try to Justify His Flawed Agenda
Sandell has repeatedly shifted his “peer group” to blatantly exclude underperforming peers
o
Sandell’s three presentations – filed with the SEC on September 24, 2013, December 9, 2013 and April 24, 2014 – compare Bob Evans’
stock performance against three different, cherry-picked peer groups
¹
In Sandell’s July 2014 presentation, Sandell omits Denny’s, DineEquity and Ruby Tuesday’s from his latest set of Bob Evans’ peers. A reasonable list of family and casual dining peers would be expected to include each of these three companies
o
Indeed, Sandell’s December 2013 presentation stated that Denny’s and DineEquity are two of Bob Evans’ “more relevant family dining peers”
The fact remains that – whether these three missing peers are included in the Sandell-constructed peer group or excluded – Bob Evans has consistently outperformed Sandell’s selected peer group since Steve Davis became CEO in May 2006 through July 31, 2014
Sandell Family & Casual
Dining Peers: +77%
Proxy Peers: +136%
Sandell Peer Group Plus
DENN, DIN and RT: +61%
Sandell’s ever-shifting economic demands and curiously “evolving” peer groups aside, Bob Evans is focused on enhancing performance and executing on our value-creating initiatives under the leadership of an independent, open-minded and refreshed Board
Sandell Peer Group Plus
DENN, DIN and RT
Proxy Peers
Sandell Family & Casual Dining
Peers
+102%
Source: FactSet as of 7/31/14.
(1) Sandell’s presentations, filed on Schedule 14A with the SEC on September 24, 2013, December 9, 2013 and April 24, 2014, compare the Company’s stock performance against as few as three and as many as eight different companies, and each of the following has been both excluded at least once and included at least once: BJRI, BLMN, CAKE, DENN, DIN, DRI, EAT, RRGB, TXRH.

Sandell’s Misleading Claims/
Overstated Criticisms
The Facts
On May 30, 2014, Sandell claimed
that “at no point in our almost
year-long dialogue with the
Company has the Board shown
the slightest inclination toward
reaching an amicable resolution
with us”
In January 2013, the Board attempted to resolve the pending contest, and avoid the significant time and expense of a proxy fight, by offering Sandell the opportunity to consult with the Board in the identification and selection of new independent candidates to be added to the Board prior to the Annual Meeting. Sandell refused this offer
Following Sandell’s nominations, the Board publicly announced on April 28, 2014 that it would consider the candidates in connection with the Board’s nominations for election – when Bob
Evans then sought to arrange meetings between Sandell’s nominees in a good faith attempt to evaluate their candidacy, Sandell issued a press release alleging that Bob Evans was attempting to
“subvert” the election process
On May 28, 2014, Sandell claimed
that the Board’s addition of three
new, highly-qualified and
independent directors to the
Board was a “knee-jerk
reactionary step” in response to
Sandell’s nominations
In late 2012/early 2013, as part of our regular process, we reviewed and updated our skills matrix with an independent search firm to identify board expertise necessary to continue driving stockholder value
Subsequently, we instructed the independent search firm to seek director candidates with specific skills and expertise identified as desirable as a result of the skills matrix analysis, and commenced evaluating and interviewing candidates
As a result of this process, we added three highly qualified directors to the Board with invaluable experience in hospitality and entertainment, packaged foods and digital marketing/informational technology
On April 24, 2014, Sandell
claimed that the Board amended
the Company’s Bylaws to
enhance stockholder voice “only
after” Sandell filed a lawsuit
The corporate governance changes announced by the Board in January to further enfranchise stockholders went well beyond the changes sought by Sandell in its lawsuit

Sandell has Misled Investors From the Beginning
Throughout his year-long campaign, Sandell has regularly distorted the truth, overstated his claims and made unfounded allegations, a few of which are highlighted below

Joined the Board More than Ten Years Ago

Joined the Board Between Six and Eight Years Ago

Joined the Board Within the Last Two Years

Sandell Nominees (2014)

Bob Evans FARMS®

Bob Evans’ Proposal for a Fresh,
Independent Board
11 of 12 are independent (all but CEO), at least six are current or former CEOs and at least eight have other public company board service
A majority of the independent directors would have been added within the last two years
Mary Kay Haben
Former President-North America of the Wm. Wrigley Jr. Company;
Former Group Vice President and Managing Director North America of
the Wm. Wrigley Jr. Company; Former Executive of Kraft Foods Inc.
Board Member of Equity Residential and The Hershey Company
Kathleen S. Lane
Former EVP and CIO of TJX Companies, Inc.; Former Group CIO at
National Grid Plc.; Former SVP and CIO of Gillette Company (Procter
& Gamble)
Board Member of Earthlink Holdings Corp.
Larry S. McWilliams
Co-CEO of Compass Marketing; Former CEO at Keystone Foods
LLC; Former SVP at Campbell Soup Company
Board Member of Armstrong World Industries
Kevin M. Sheehan
President and CEO of Norwegian Cruise Line; Former CFO of
Norwegian Cruise Line; Former CFO of Cendant Corporation
Board Member of Norwegian Cruise Line and New Media Investment
Group, Inc.
Sandell Nominee
Sandell Nominee
Steven A. Davis, Chairman and CEO
Former President, Long John Silver’s and A&W All-American Food
Restaurants (Yum! Brands); Former SVP, Concept Development,
Pizza Hut, Inc. (Yum! Brands)
Board Member of Walgreen Co. and Marathon Petroleum Corp.
Michael J. Gasser, Lead Independent Director
Executive Chairman of the Board of Greif Inc.; Former CEO and
Chairman of the Board of Greif, Inc.
Board Member of Greif, Inc.
E.W. (Bill) Ingram III
CEO of White Castle System, Inc.; Former President of
White Castle System, Inc.
Cheryl L. Krueger
CEO of Krueger + Co., LLC; Former President and CEO and
Founder of Cheryl & Co., Inc.
Paul S. Williams
Managing Director, Major, Lindsey and Africa; Former Chief Legal
Officer and Executive Vice President, Cardinal Health, Inc.
Board Member of State Auto Financial Corp. and Compass
Minerals International, Inc.
Eileen A. Mallesch
Former SVP and CFO at Nationwide Property & Casualty Insurance;
Former SVP and CFO at Genworth Life Insurance; Former VP and
CFO at General Electric Financial Employer Services Group
Board Member of State Auto Financial Corp.
– Director since 1993
– Director since 1997
– Director since 1998
– Director since 2006
– Director since 2007
– Director since 2008
– Director since 2012
– Director since 2014
– Director since 2014
– Director since 2014
Note:
           Board composition following 2014 annual meeting of stockholders assuming all ten Bob Evans nominees and two of Sandell’s nominees are elected. Since the Board has nominated a slate of ten directors for the available twelve seats at the annual meeting, the Board expects that at least two nominees who were not nominated by the Board will be elected at the annual meeting.
Selected experience noted; please refer to the Bob Evans' investor presentation, filed on Schedule 14A with the SEC on July 31, 2014 and Bob Evans’ proxy statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on July 11, 2014, for additional background.

The Choice is Clear

Vote for Bob Evans’ Nominees on the WHITE Card
Continue to drive profitable growth of existing
businesses
Continue to employ balanced approach to
investment and return of meaningful capital to
stockholders
Regularly and proactively review strategy;
continually engage with stockholders
Divest Bob Evans Foods now, before reaping
benefits of our transformational investments
Sell real estate, losing strategic control of assets
while burdening Bob Evans with significant and
escalating annual rents and increased leverage
Rapidly effect large leveraged share repurchase
Sustainable, Disciplined,
Responsible, Open-Minded
Unsustainable,
Not in the Best Interest of All
Stockholders
The Board structure proposed by Bob Evans would result in a fully independent Board, except for the CEO; a majority of the independent directors would be new to the Board since 2012; and 5 of 11 independent directors would be new to the Board this year, including two Sandell nominees
Stockholders have a clear choice between what we believe are two very different approaches for Bob Evans’ future: